Exhibit 99.2

2014 Second-Quarter Performance September 9, 2014 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission’s (the “SEC”), including our annual report on Form 10-K, as amended, for the year ended February 2, 2014, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income (loss) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q2’14 Performance Highlights Strong Organic Sales and Earnings Growth +9% Sales Growth Versus Prior Year (VPY) +18% Adjusted EBITDA Growth VPY +117% Adjusted Net Income per Diluted Share Growth VPY +600 Basis Points Versus Market Estimate1 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs Note: “VPY” denotes Versus Prior Year

Q2’14 Performance Highlights Focused Execution $15M of Investment in 5 Core Growth Strategies: Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) +10 Basis Points Gross Margin Improvement VPY 1.9x Operating Leverage1 +176% Adjusted Net Income Growth VPY 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Sales growth Note: “VPY” denotes Versus Prior Year

Q2’14 Business Unit Performance Broad-Based Execution 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs Note: “VPY” denotes Versus Prior Year Sales VPY Adjusted EBITDA VPY Growth in Excess of Market Estimate1 +8% +11% +500 BPs +11% +14% +500 BPs +16% +38% +900 BPs +7% +17% +600 BPs

Q2’14 End Market Observations Cautious Optimism Residential Construction – Slowed Non-Residential Construction – Continued Improvement Infrastructure – Marginal Improvement Maintenance, Repair and Operations (MRO) – Remained Stable

Q2'14 Financial Results

HD SUPPLY

($ in millions, except per share data)

Sales



$2,237M
+9%
$2,447M

	Q2'13[1]	Q2'14	VPY
Gross Profit	$657M	**$722M**	**+10%**
Gross Margin %	*29.4%*	***29.5%***	**+10 BPs**
Operating Income	$152M	**$186M**	**+22%**
Op. Income %	*6.8%*	***7.6%***	**+80 BPs**
Adj. EBITDA[2]	$219M	**$258M**	**+18%**
Adj. EBITDA %	*9.8%*	***10.5%***	+70 BPs
Adj. Net Income (Loss)[2]	$37M	**$102M**	**+176%**
Per Diluted Share	*$0.23*	***$0.51***	**+$0.28**

- **+600 BPs** of **Growth in Excess of Estimated Market Growth[3]** in Q2'14
- **Q2'14 Sales Growth From:**
  - **$125M** of **Growth Initiatives**
  - **$79M** of **End Market Growth**
  - **($4M)** of **FX Impact**
- **1.9x** Q2'14 **Operating Leverage[4]**

[1] During the fourth quarter of fiscal 2013, the company decided to dispose of its Litemor business, a specialty lighting distributor included within the HD Supply Canada business. The results of operations for second quarter 2013 have been revised to reflect the Litemor operations as discontinued operations.
[2] See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA and Adjusted Net Income (Loss) to Net Income (Loss)
[3] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[4] Operating Leverage is defined as Adjusted EBITDA growth divided by total Sales growth
Note: "VPY" denotes Versus Prior Year

+9% Sales Growth; +18% Adjusted EBITDA Growth in Q2'14

HD SUPPLY

7

Q2'14 Segment Performance

HD SUPPLY

($ in millions)

Sales

HD SUPPLY FACILITIES MAINTENANCE



VPY
$638M
$686M
+8%
Q2'13
Q2'14

HD SUPPLY WATERWORKS



VPY
$601M
$665M
+11%
Q2'13
Q2'14

HD SUPPLY POWER SOLUTIONS



VPY
$456M
$488M
+7%
Q2'13
Q2'14

HD SUPPLY CONSTRUCTION & INDUSTRIAL



VPY
$336M
$389M
+16%
Q2'13
Q2'14

	Facilities Maintenance Q2'13	Facilities Maintenance Q2'14	VPY	Waterworks Q2'13	Waterworks Q2'14	VPY	Power Solutions Q2'13	Power Solutions Q2'14	VPY	Construction & Industrial Q2'13	Construction & Industrial Q2'14	VPY
Adj. EBITDA	$125M	$139M	+11%	$50M	$57M	+14%	$18M	$21M	+17%	$24M	$33M	+38%
Operating Leverage[1]		1.5x			1.3x			2.4x			2.4x	

[1] Operating Leverage is defined as Adjusted EBITDA growth divided by total Sales growth

Note: "VPY" denotes Versus Prior Year

Broad-Based Strength

HD SUPPLY

8

Liquidity and Capital Structure

HDSUPPLY

($ in millions, unless otherwise noted)

- **$5.4B Net Debt at the End of Q2'14**
  - **$14M of Cash Interest Paid in Q2'14; $220M YTD**
- **$1.1B Liquidity at the End of Q2'14**
- **$6M Cash Taxes Paid Q2'14; FY'14 Estimate of $10M – $20M[5]**
- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of $2.3B** ($1B Tax-affected Amount of Federal and State NOLs)[1]
- **$22M of GAAP Taxes in Q2'14; ~$62M of Estimated GAAP Taxes for FY'14[5]**

Q2'14 Debt Balances

Facility	Balance[2]	Interest Rate[3]	Maturity	Soft Call Date[4]
Sec. ABL	$470	1.65%	6/28/**18**	n/a
Sec. Term Loan	964	4.0%	6/28/**18**	now
Sec. 1st Lien Notes	1,266	8.125%	4/15/**19**	4/15/**15**
Sec. 2nd Lien Notes	675	11.0%	4/15/**20**	4/15/**16**
Unsec. Sr. Notes	1,000	11.5%	7/15/**20**	10/15/**16**
Unsec. Sr. Notes	1,275	7.5%	7/15/**20**	10/15/**16**
Gross Debt	**$5,650**			
Less Cash	229			
Net Debt	**$5,421**			

[1] For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our prospectus related to our secondary public offering filed with the U.S. Securities and Exchange Commission on May 2, 2014
[2] Net of original issue discount and premium
[3] Represents the stated rate of interest, without including the effect of discounts or premiums
[4] Subject to applicable redemption price terms
[5] Excludes the impact of the tentative settlement of the IRS audits

$1.1B of Liquidity with No Near Term Debt Maturities

HDSUPPLY

9

Q2’14 Monthly Average Daily Sales (%) HD Supply Average Daily Sales Growth VPY +9% Q2’14 Sales Growth Versus Prior Year May 8.6% 12.3% 6.4% 13.7% Jul. 6.6% 7.3% 7.2% 18.2% 10.1% Aug. 9.2% 10.2% 7.4% 16.8% 7.6% ’14 Selling Days 19 24 20 20 13.2% 6.8% 15.1% ’13 Selling Days 19 24 20 20 Jun. Facilities Maintenance Waterworks Power Solutions Construction & Industrial (Preliminary) 9.6% 10.1% 8.6% 1 Adjusted for Acquisitions and Divestitures Note: “VPY” denotes Versus Prior Year 8.6% 8.2% 5.8% 8.2% Q2’13 HD Supply Average Daily Sales %1

+17% +13% +10% +7% Q3’14 Guidance 8% and 15% Sales and EBITDA Growth, Respectively at Midpoint of Guidance Ranges $2,500M $2,425M $226M $2,273M $265M $255M VPY Q3’13 Q3’14 Q3’13 Q3’14 Q3’14 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q3’14 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 201 million Note: “VPY” denotes Versus Prior Year $0.55 $0.48 VPY ($ in millions, except per share amounts) $0.39 . . . . Q3’13 +43% +25% Midpoint $2,463M +8% $260M +15% $0.51 +33%

'14 End Market Outlook

HDSUPPLY

(Approximate End Market Exposure[1])

Primary End Market	HD SUPPLY Facilities Maintenance	HD SUPPLY Waterworks	HD SUPPLY Power Solutions	HD SUPPLY Construction & Industrial	FY'14 End Markets: Previous View[1] as of Jun. '14	Revision	Current View[1] as of Sept. '14
Residential		✓ (~25%)		✓ (~25%)	Mid-teens	⇩	Mid Single-digit
Non-Residential		✓ (~25%)	✓ (~20%)	✓ (~75%)	Low Single-digit	⇧	Mid Single-digit
Infrastructure & Other					Down Low Single-digits to Flat	⇧	Flat
— Municipal		✓ (~50%)					
— Power			✓ (~80%)				
MRO	✓ (~100%)				+1% to +2%	None	+1% to +2%

[1] Management estimates

Cautious Optimism… Total Full-Year Market Estimate Intact ~4%

HDSUPPLY

12

Controllable Execution +300 Basis Points Above Market Estimate 1 Long-term average growth target based on management estimates and aspirations +200 BPs to +500 BPs +300 BPs Long-term Growth Above Market Estimate Targets1 +200 BPs to +500 BPs +200 BPs to +500 BPs +0 BPs to +200 BPs (BPs Above BU End Market Estimate) Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Five Growth “Plays”

FY'14 Operating Leverage Framework

Illustrative


End Market Growth
~4%
HDS Market Growth[1]
+
Controllable Execution
400 BPs
300 BPs
Above Market Growth[2]
=
Illustrative Adj. EBITDA Growth
8%
7%
Above Market Growth
HDS Market Growth
2.0x
1.5x
16.0%
14.0%
12.0%
10.5%
Annual Sales Growth
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

[1] Management estimates
[2] **Long-term average growth target based on management estimates and aspirations; modifications to framework for FY'14 only**
[3] Operating Leverage defined as the percentage change in Adjusted EBITDA divided by the percentage change in Sales; target based on management estimates and aspirations

Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K, as amended, for the year ended February 2, 2014. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

1.5x – 2.0x FY'14 Operating Leverage Target;
12% – 16% Implied FY'14 Adjusted EBITDA Growth

14

Outlook Summary Solid Performance Cautiously Optimistic Q3’14 FY’14 +8% Sales Growth VPY at Midpoint of Range +15% Adjusted EBITDA Growth VPY at Midpoint of Range +33% Adjusted Net Income per Diluted Share Growth VPY at Midpoint of Range 201M Diluted Share Count ~4% Blended End Market Growth1 ~400 Basis Points of Estimated Market Outgrowth2 High-end of 1.5x to 2.0x Operating Leverage3 Range 1 Management estimates 2 Long-term average growth target based on management estimates and aspirations; modifications to framework for FY’14 only 3 Operating Leverage defined as the percentage change in Adjusted EBITDA divided by the percentage change in Sales; target based on management estimates and aspirations Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of Form 10-K, as amended, for the year ended February 2, 2014. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives. Note: “VPY” denotes Versus Prior Year Illustrative

Q&A We Supply the Products and Services to Build Your City and Keep it Running

Concluding Remarks Solid Q2’14 Performance +9% Sales Growth VPY +18% Adjusted EBITDA Growth VPY +117% Adjusted Net Income per Diluted Share Growth VPY Pockets of Construction Strength Cautiously Optimistic for 2014 Execution to Deliver Profitable Growth in Excess of Market Growth Estimate Customer-Centric Model Always Focused on Getting Better and Faster Focus on Controllable Execution Note: “VPY” Denotes Versus Prior Year

Appendix

Monthly Average Daily Sales Growth – Organic (%) HD Supply Organic Average Daily Sales Growth VPY1 9% Organic Average Daily Sales Growth in Q2’14 7.5% Sep. 6.0% 11.7% 1.4% 12.4% 6.1% Oct. 4.5% 9.3% 1.3% 9.5% 8.6% Nov. 8.1% 9.7% 7.4% 9.2% -2.0% Dec. 0.6% -7.5% -2.8% 2.3% 11.5% Jan. 10.6% 6.0% 10.4% 19.9% Feb. 9.8% 2.2% -3.9% 9.4% ’14 Selling Days ’13 Selling Days 19 19 25 25 18 18 19 19 24 24 ’12 Selling Days 5.8% Aug. 1.6% 11.2% -0.4% 10.5% 20 20 20 19 25 18 20 28 (VPY%) 4.1% 1 Adjusted for Acquisitions, Divestitures, Crown Bolt Contract Amendment and Selling Days Note: “VPY” denotes Versus Prior Year 20 20 20 FY 2013 Apr. May Mar. 20 20 20 25 25 25 19 19 20 FY 2014 4.2% 8.1% 7.0% -6.7% 9.8% 7.5% 5.7% 6.2% 8.5% 12.8% 9.6% 8.6% 12.3% 6.4% 13.7% Facil. Maint. Waterworks Power Solutions Const. & Ind. (Preliminary) Jul. Aug. Jun. 20 20 19 24 24 24 20 20 20 10.1% 7.6% 13.2% 6.8% 15.1% 8.6% 6.6% 7.3% 7.2% 18.2% 10.1% 9.2% 10.2% 7.4% 16.8%

Monthly Average Daily Sales Growth (%) HD Supply Average Daily Sales Growth VPY 10% Average Daily Sales Growth in August ’14 (VPY%) Facil. Maint. Waterworks Power Solutions Const. & Ind. ’14 Selling Days ’13 Selling Days ’12 Selling Days 6.5% Aug. 1.6% 15.1% -0.4% 10.5% 20 20 8.3% Sep. 6.0% 15.7% 1.4% 12.4% 19 19 6.8% Oct. 4.5% 13.0% 1.3% 9.5% 25 25 9.3% Nov. 8.1% 13.7% 7.4% 9.2% 18 18 -2.2% Dec. 0.6% -7.5% -2.8% 2.3% 19 19 8.6% Jan. 10.6% 6.0% 10.4% 19.9% 24 24 4.1% Feb. 9.8% 2.2% -3.9% 9.4% 20 20 20 19 25 18 20 28 20 4.2% Mar. 8.1% 7.0% -6.7% 9.8% 20 20 20 7.5% Apr. 5.7% 6.2% 8.5% 12.8% 25 25 25 9.6% May 8.6% 12.3% 6.4% 13.7% 19 19 20 (Preliminary) Jul. Aug. Jun. 10.1% 8.6% FY 2013 FY 2014 20 20 19 24 24 24 7.6% 13.2% 6.8% 15.1% 6.6% 7.3% 7.2% 18.2% Note: “VPY” Denotes Versus Prior Year 20 20 20 10.1% 9.2% 10.2% 7.4% 16.8%

Monthly Net Sales ($) HD Supply Net Sales $785 August ’14 Preliminary Sales ($ in millions) ’14 Selling Days ’13 Selling Days ’12 Selling Days Facil. Maint. Waterworks Power Solutions Const. & Ind. Aug. Sep. Oct. Nov. Dec. Jan. Feb. $199 $201 $141 $108 $184 $194 $136 $105 $227 $238 $195 $139 $162 $163 $145 $95 $153 $139 $134 $88 $207 $168 $174 $112 $176 $146 $134 $96 $609M $714M $682M $877M $627M $571M $731M 20 20 19 19 25 25 18 18 19 19 24 24 20 19 25 18 20 28 20 20 20 Mar. Apr. May $184 $168 $140 $106 $244 $237 $187 $142 $195 $197 $142 $113 $712M $893M 20 20 20 25 25 25 19 19 20 $659M (Preliminary) Jul. Aug. Jun. 20 20 20 $790M $218 $945M $273 $217 FY 2013 FY 2014 $218 $250 $222 $157 $189 $151 $125 $151 $127 20 20 19 24 24 24 Note: “VPY” Denotes Versus Prior Year $785M

Average Daily Sales Growth – Organic 9% Organic Average Daily Sales Growth in Q2’14 Q1 Organic Average Daily Sales Growth VPY1 1 Adjusted for Acquisitions, Crown Bolt Contract Amendment, and Selling Days Note: “VPY” Denotes Versus Prior Year Selling Days 65 63 64 61 (VPY%) Q2 Q3 Q4 2011 Facil. Maintenance Waterworks Power Solutions Construction & Industrial HD Supply 9.3% 8.6% 13.5% 13.8% -5.4% 8.5% 3.5% 15.0% 16.2% 12.2% 11.1% 5.5% 5.4% 11.8% 18.4% 25.9% 3.5% 8.5% 9.2% 13.3% 11.2% 5.0% 11.1% 15.1% 8.6% 253 2012 Facil. Maintenance Waterworks Power Solutions Construction & Industrial HD Supply 13.7% 11.4% 14.5% 10.1% 17.1% 6.3% 12.8% 9.3% 5.1% 6.0% 9.1% 11.1% 23.1% 20.4% 14.8% 13.8% 14.0% 9.7% 12.5% 10.1% Selling Days 65 63 64 66 12.3% 11.0% 7.8% 17.7% 11.4% 258 FY 9.6% 8.2% 11.3% 16.5% 11.1% 2013 Facil. Maintenance Waterworks Power Solutions HD Supply 6.9% 3.3% 5.7% 11.4% 6.7% Selling Days 65 9.4% 9.5% 3.6% 9.4% 8.4% 63 64 61 3.9% 10.6% 0.9% 10.7% 6.5% 7.5% 8.2% 5.2% 11.9% 8.2% 253 Construction & Industrial 2014 Facil. Maintenance Waterworks Power Solutions HD Supply Selling Days 7.7% 5.4% -0.2% 11.0% 5.5% 65 Construction & Industrial 7.5% 10.6% 7.0% 15.8% 9.4% 63

Operating Leverage 1.9x Operating Leverage in Q2’14 Q1 Operating Leverage1 (VPY%) Q2 Q3 Q4 1.2x 1.5x 0.7x 1.3x nm 1.3x 2.5x 3.6x 1.2x 0.6x 1.2x (6.6x) nm nm 12.2x nm 6.6x 2.9x 1.9x 2.2x 1.1x 2.8x 0.2x nm 2.7x 1.3x 1.2x 1.6x 1.3x 1.7x 2.9x 1.0x 1.8x 3.3x 7.2x 2.6x 10.5x nm 7.7x 4.7x nm 2.7x 2.4x 2.4x 3.1x 1.4x 1.7x 5.1x 12.5x 2.6x FY 1.4x 2.7x 2.5x 4.5x 2.2x 2.7x 3.7x 4.6x 9.2x 4.4x 1.3x 2.0x (2.8x) 3.5x 1.7x 1.6x 2.1x - 2.1x 1.9x 1.6x 2.4x 1.6x 3.7x 2.3x 1.2x 1.5x - 5.2x 2.8x 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Sales Growth. Adjustments Comprise the 53rd Week in fiscal 2012 and the Crown Bolt Amended Agreement. Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative. Note: “VPY” Denotes Versus Prior Year 1.5x 1.3x 2.4x 2.4x 1.9x 2011 Facil. Maintenance Waterworks Power Solutions Construction & Industrial HD Supply 2012 Facil. Maintenance Waterworks Power Solutions Construction & Industrial HD Supply 2013 Facil. Maintenance Waterworks Power Solutions HD Supply Construction & Industrial 2014 Facil. Maintenance Waterworks Power Solutions HD Supply Construction & Industrial HD Supply

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Three Months Ended	
	August 3, 2014	August 4, 2013
Net income (loss)	**$48**	$(72)
Less income (loss) from discontinued operations, net of tax	**-**	(1)
Income (loss) from continuing operations	**$48**	$(71)
Interest expense	**116**	145
Depreciation and amortization[1]	**66**	61
Provision from income taxes	**22**	12
Stock-based compensation	**4**	5
Restructuring[2]	**4**	-
Loss on extinguishment & modification of debt[3]	**-**	46
Costs related to the initial public offering[4]	**-**	20
Management fee & related expenses paid to Equity Sponsors[5]	**-**	1
Other	**(2)**	-
Adjusted EBTIDA	**$258**	$219

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.
[2] Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
[3] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[4] Represents the costs expensed in connection with the company's initial public offering, including approximately $18 million paid to the company's equity sponsors for termination of the consulting agreements.
[5] The company was previously party to consulting agreements with its equity sponsors whereby the company paid its equity sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with the company's' initial public offering in the second quarter of fiscal 2013.

HD SUPPLY
24

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income

HD SUPPLY

($ in millions,
except share and per share amounts)

	Three Months Ended	
	August 3, 2014	August 4, 2013
Net income (loss)	**$48**	$(72)
Less income (loss) from discontinued operations, net of tax	**-**	(1)
Income (loss) from continuing operations	**$48**	$(71)
Plus: Provision for income taxes	**22**	12
Less: Cash income taxes	**(6)**	(3)
Plus: Amortization of acquisition-related intangible assets[1] (other than software)	**34**	33
Plus: Restructuring[2]	**4**	-
Plus: Loss on extinguishment & modification of debt[3]	**-**	46
Plus: Costs related to the initial public offering[4]	**-**	20
Adjusted net income (loss)	**$102**	$37
Weighted average common shares outstanding (in thousands)		
Basic	**194,227**	153,433
Diluted	**200,454**	157,751
Adjusted Net Income (Loss) Per Share - Basic	**$0.53**	$0.24
Adjusted Net Income (Loss) Per Share - Diluted	**$0.51**	$0.23

[1] Estimated Amortization of acquisition-related intangible assets (other than software) for the remainder of FY'14 is expected to be as follows: $27M in Q3'14 and $10M in Q4'14

[2] Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.

[3] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.

[4] Represents the costs expensed in connection with the company's initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements.

HD SUPPLY

25

Reconciliation of Non-GAAP Measures: Adjusted EBITDA to Adjusted Net Income ($ in millions) August 3, 2014 August 4, 2013 Three Months Ended Adjusted EBITDA Less: Interest expense Less: Depreciation & amortization, excluding amortization on acquisition-related intangible assets Less: Stock-based compensation Less: Cash tax payments Less: Sponsor management fee1 Other Adjusted net income (loss) $258 (116) (32) (4) (6) 2 $102 $219 (145) (28) (5) (3) (1) $37 1 The company was previously party to consulting agreements with the Equity Sponsors whereby the company paid the Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with the company’s’ initial public offering in the second quarter of fiscal 2013.